SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)     July 21, 2004


                               SPRINT CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)

          Kansas                     1-04721                     48-0457967
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                    66251
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)



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Item 7.  Financial Statements and Exhibits

         Exhibits

         99. Press Release announcing second quarter 2004 results.

Item 12.  Results of Operations and Financial Condition

          Press Release. On July 21, 2004, the registrant ("Sprint") announced its second quarter 2004 results. The press release is furnished as Exhibit 99.


















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     SPRINT CORPORATION



Date:  July 22, 2004                 By:  /s/ Michael T. Hyde
                                          Michael T. Hyde, Assistant Secretary












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                                  EXHIBIT INDEX


Exhibit
Number      Description                                                Page

   99.      Press Release announcing second quarter 2004 results.




























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